UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2010

WENDY’S/ARBY’S RESTAURANTS, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-161613 (Commission File Number)	38-0471180 (IRS Employer Identification No.)

1155 Perimeter Center West Atlanta, Georgia (Address of principal executive offices)	30338 (Zip Code)

Registrant’s telephone number, including area code: (678) 514-4100

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2010, Wendy’s/Arby’s Group, Inc. (“Wendy’s/Arby’s Group”), the parent company of Wendy’s/Arby’s Restaurants, LLC (the “Company”), announced that Thomas A. Garrett ceased to be a Director and the President and Chief Executive Officer of Arby’s Restaurant Group, Inc. (“ARG”), a wholly owned subsidiary of Wendy’s/Arby’s Group and the Company, and the other positions he held as an officer for certain subsidiaries of Wendy’s/Arby’s Group.  Mr. Roland C. Smith, Wendy’s/Arby’s Group’s President and Chief Executive Officer, will assume the role as President of ARG while Wendy’s/Arby’s Group engages in a search for a successor to Mr. Garrett.

A copy of the press release announcing the departure of Mr. Garrett is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.                      Financial Statements and Exhibits.

(d)                Exhibits

99.1              Press release issued by Wendy’s/Arby’s Group, Inc. dated January 28, 2010.

signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 28, 2010

WENDY’S/ARBY’S RESTAURANTS, LLC

By:    /s/ Nils H. Okeson
                      Name:  Nils H. Okeson
                      Title:    Senior Vice President, General
                         Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Wendy’s/Arby’s Group, Inc. dated January 28, 2010.